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Forest Labs A Track Record of Delivering on Commitments to Build Shareholder Value July 2012

Forest Laboratories: A Track Record of Success Product Development and Marketing Success Drive Shareholder Value ??Forest has long had a consistent strategy for building a leading company in the pharmaceutical industry — Minimize spending on low-probability basic research — Select products through licensing or acquisition with demonstrated proof-of-concept and high likelihood of regulatory approval — Targeted sales force promotion based on differentiating products vs. others in class to drive initial physician usage — Scientific support post-launch for clinical studies to support broader commercial adoption — Adaptive sales force spend, based on differing geographies, therapeutic areas, and product opportunities, designed to maximize profit potential of each product ??Our strategy has resulted in industry-leading product development and marketing success… — 100% approval of new molecular entity submissions over the last five years — Four products have achieved $1Bn+ blockbuster status ??Which has led to a track record of delivering strong sales growth and shareholder returns — FY1992 revenues of $248MM grew to $4.6Bn in FY2012 — revenue CAGR of 16% — Forest has grown to be one of the top twenty five pharmaceutical companies globally by market cap — 775% TSR over last twenty years ??Forest is poised to drive strong shareholder value — Applying proven commercial capabilities to five new product launches — Seven product approvals over last five years…and soon will be eight (1) — Strategically diversified product portfolio with patent protection well into next decade — Two NDAs to be filed in 2012 and many additional products in development — Sales and adjusted EPS growth goals of 15% and 50% CAGR, respectively, from FY2013-FY2018 Note 1. Assumes FDA approval of linaclotide which is expected in 3Q12

Forest’s Transformation Roadmap – Past and FutureDeck 23 Well Poised to Continue Transformative Growth into the Future v7—2002 – 2011: Product Acquisition and Launch Date Timeline F Licenses / 2002 2004 2006 2007 2008 2009 2011 LEXAPRO SAVELLA BYSTOLIC linaclotide TEFLARO/ DALIRESP VIIBRYD Purchases cariprazine TUDORZA TEFLARO avibactam ceftazidime/ azimilide ceftaroline levomilnacipran avibactam 2002 2011 2011 2002 2004 TEFLARO LEXAPRO NAMENDA 2008 2009 DALIRESP Launches BENICARTM CAMPRAL BYSTOLIC SAVELLA VIIBRYD 2012 – 2017: Product Acquisition and Launch Date Timeline Licenses / 2012 BC-3781 Purchases 2012 2017 2013 2015 2012 NAMENDA XR BYSTOLIC/valsartan TUDORZA levomilnacipran 2014 TUDORZA/formoterol 2016 2017 Launches linaclotide cariprazine cariprazine ceftazidime/avibactam azimilide TEFLARO/avibactam 3

ISS Consistent Revenue Growth & Strengthening Stock Price Deck 23 Track Record of Driving Shareholder Value v7 -. pdf F $ 8.0 2000.0% Total Shareholder Return CY2012YTD $ 7.0 Forest 15.6% 1800.0% S&P 500 (2) 9.5% Business Peers 4.0% (1) 1600.0% $ 6.0 Return billions) 1400.0% (in $ 5.0 $ 4.6 1200.0% Shareholder $ 4.4 $ 4.2 Total Revenue $ 4.0 $ 3.7 $ 3.8 1000.0% Forest Indexed $ 3.4 800.0% $ 3.0 $ 2.9 774.8% $ 2.7 $ 3.1 $ 2.2 600.0% $ 2.0 $ 1.6 396.2% 400.0% $ 1.2 390.6% $ 1.0 $ 0.9 200.0% $ 0.4 $ 0.4 $ 0.4 $ 0.2 $ 0.3 $ 0.6 $ 0.3 $ 0.5 $ 0.0 .0% 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 (2) FRX Business Peers S&P 500 Notes 1. As of June 30, 2012 2. Business Peers include AstraZeneca, GSK, Lilly, Merck, Novartis, Pfizer, Shire, Warner Chilcott 4

A Track Record of Delivering on Commitments Our Commitments to Investors Last Year 1 Continue to advance our product pipeline 2 Grow our marketed products through effective promotion and prudent investment 3 Build sustainable value for shareholders Responsibly deploy shareholder capital 4 5 Further enhanced our corporate governance and compensation programs Our Performance ??Strong pipeline progress with one NDA approval obtained (TUDORZA) and one expected in the next 2 months (linaclotide)??Two positive Phase III programs completed and NDAs to be filed in 2012: levomilnacipran and cariprazine??Proven expertise in building multiple blockbusters applied to newly launched products VIIBRYD (50% qoq sales growth)(1), DALIRESP (36% qoq sales growth)(1), and TEFLARO (19% qoq sales growth) (1)??Revenue ex-LEXAPRO sales and royalties and ex-NAMENDA sales grew 35.6% in FY2012 versus FY2011 ??Diversified product portfolio reducing product and therapeutic area concentration??P/E above peers reflects investor confidence in long-term prospects??Mean analyst price targets increased year over year??Returned $850MM to investors through two share repurchase programs??Signed option to purchase late-stage anti-infective company Nabriva ??Added three new independent directors to the Board of Directors who are Chairman of the Audit and Nominating and Governance committees and all of whom serve on the Compensation Committee??A committee consisting of three new independent directors and the presiding director are leading CEO succession process with the assistance of Spencer Stuart??Corporate governance expert Harvard Dean Robert C. Clark consulted with Board of Directors on good governance practices, following which we further enhanced our corporate governance framework??Compensation programs further aligned with shareholder interests Note 1. As of FY1Q2013 5

1 Continue to Advance Our Product Pipeline Nine New Products to Launch 2008-2013 ??“Next Nine” products are evidence of Forest management’s success in creating a sustainable pharma business Acquisition / Product Indication Salesforce Focus Launch Date Recent Changes License Recent Launches BYSTOLIC Hypertension PCP / Cardiologist 2006 2008 1Q13 Sales up 38.2% yoy SAVELLA Fibromyalgia PCP / Rheumatologist 2004 2009 1Q13 Sales up 3.5% yoy 2011 Launches TEFLARO cSSSI & CABP Infectious Diseases 2007 1Q11 1Q13 Sales up 19% qoq DALIRESP COPD PCP / Pulmonologist 2009 3Q11 1Q13 Sales up 35.9% qoq VIIBRYD Depression PCP / Psychiatrist 2011 3Q11 1Q13 Sales up 50.2% qoq 2012 Launches TUDORZA COPD PCP / Pulmonologist 2006 4Q12 Approved July 2012 linaclotide IBS-C/CC PCP / Gastroenterologist 2007 4Q12 Approval expected 3Q12 2013 Launches levomilnacipran Depression PCP / Psychiatrist 2008 2013 Completed Phase III Schizophrenia/ cariprazine PCP / Psychiatrist 2004 2013 Completed Phase III Bipolar Mania “Simple analysis supports significant pipeline value: A key element of our Buy thesis has been our view that the evolution of FRX’s pipeline has not been fully appreciated, and that this could change as investors revisit FRX in the wake of the Lexapro patent cliff and as numerous pipeline catalysts hit in 2012.” – Gregg Gilbert, Bank of America Merrill Lynch, 6/8/12

1 Continue to Advance Our Product Pipeline Forest Has Made Substantial R&D Progress in the Last Year aclidinium linaclotide cariprazine levomilnacipran Status: Approved July 2012; brand NDA filed; Approval expected Postive Phase III program Postive Phase III program name – TUDORZA 3Q12 complete; NDA to be filed in complete; NDA to be filed in 2012 2012 Median $325MM Peak Sales (Monotherapy) / Combination $1.2Bn $500MM $300MM Analyst product would be larger Estimates: Selling ?Bronchodilator that provides ?First in class mechanism ?Demonstrated efficacy in ?Differentiated mechanism of Features: sustained improvements in (guanylate cyclase-C clinical trials action lung function agonist) for adults with IBS-?Potential to have lower side ?Phase III program included ?Differentiated proprietary C(1) and Chronic effect profile on EPS patients with severe MDD (1) inhaler Constipation symptoms and weight gain?Reduction of pain and increased bowel movements in trials Potential ?Treatment option for a ?Blockbuster product ?Targets large $20Bn anti-?Strong overlap with broad COPD(1) patient potential: As many as psychotic market VIIBRYD promotion Benefits to population 13MM may suffer from IBS-?Potential in multiple disease ?Expands product portfolio in Forest: (1) (1) ?Sales force and research C and 35MM with CC states depression synergies with DALIRESP?Strong overlap with PCP ?Leverages existing ?Combination product, in efforts psychiatry field force Phase III, raises sales ?Opportunity to convert OTC potential to $600MM+ to Rx in IBS-C(1) and CC(1) “…[W]e can’t ignore FRX has been crushing it on the development side, and is flush with product launches to drive growth, cash to reload, and durable IP. We don’t see launches like the old days but linaclotide is as exciting an opp’y as Spec Pharma gets.” – Corey Davis, Jefferies, 4/18/2012 Note 1. COPD- Chronic Obstructive Pulmonary Disease; IBS-C- Irritable Bowel Syndrome Constipation Predominant; CC- Chronic Constipation; EPS; Extrapyramidal Symptoms; MDD-Major Depressive Disorder

1 Continue to Advance Our Product Pipeline Pipeline Beyond the “Next Nine” Drives Growth in 2015 and Beyond ??Forest has developed a deep pipeline of product candidates beyond the “Next Nine” that includes a mix of novel programs and lifecycle management — Eight in Phase III (fourteen trials) and four in Phase II/I (eight trials) ??We believe lifecycle management offers a low risk and high value research platform to build on our strategic product franchise and intellectual property — BYSTOLIC combination product with valsartan could bring franchise to blockbuster status — NAMENDA XR, which will be introduced well in advance of current product losing exclusivity, should preserve 25-30% of NAMENDA revenue for several more years — TUDORZA -formoterol and ceftazidime-avibactam combination products have entered Phase III ??We believe in our ability to translate this pipeline into results for shareholders — Forest has had more new product approvals and NDA filings over the last three years than similarly-sized peers and has had the same number or more than much larger companies 2010-2012 YTD NME Product Approvals + NDA/BLA (1) Forest vs. Business Peers 8 8 6 5 4 4 4 4 Peer 3 3 Median: 2 3.5 2 0 0 FRX PFE NVS GSK AZN MRK LLY SHP WCRX 2010-2012 YTD Product Approvals + NDA Peer Median “Forest has had an amazing success rate with respect to moving its pipeline forward. And it should be commended for this (above normal) success rate.” – Marc Goodman, UBS, 6/21/2012 Note 1. Includes FDA and EU approvals of new molecular entities; combination products excluded; product acquisitions excluded; vaccine reformulations excluded

1 Continue to Advance Our Product Pipeline Impressive Business Development Success ??Our core business strategy is to focus on licensing and acquiring products with strong clinical data and high likelihood of regulatory approval versus spending on basic research — We continue to see a robust flow of new opportunities and evaluated over 400 opportunities in the last year ??We have been successful versus much larger companies because of our long-standing relationships, our reputation as a good partner, our proven development capabilities, and our commercial success — Numerous repeat partnership agreements with select companies ??Our track record of success in business development is strong — Discovery based development is an expensive and risky proposition; the industry average for Phase I compounds reaching product approval is 16% (1) — Forest’s transactions since 2003 have yielded 54% projects approved, filed, or in Phase III and 75% still viable — Track record of success driven by intensive due diligence on transactions Business Development Success Well Above Industry Average (24 Transactions FY2003-2012YTD) Out-licensed 4% Terminated Terminated 24% 25% Phase I / II 17% Approved Phase III / NDA Filed 33% 21% Viable Projects: 75% Note 1. Per Tufts Center for the Study of Drug Development, 2010

2 Growth in Our Marketed Products Forest’s Unique and Differentiated Capabilities in Pharmaceutical Promotion ??Forest is the only mid-cap pharma company to have launched four blockbuster $1Bn+ products: CELEXA, LEXAPRO, BENICARTM, and NAMENDA ??Forest has a long track record of exceeding analyst expectations for products — BYSTOLIC was 16th beta blocker launched in fully genericized market and is now expected to reach $500MM+ — Analysts now expect NAMENDA to grow to $1.7Bn by 2015, far exceeding peak sales estimates at launch of $500-800MM ??Forest has a history of success in managing product growth — Total BYSTOLIC prescriptions (TRx) continue to increase in Year 4 post launch — NAMENDA continues to grow in sales post Year 9 of launch??Product growth cycles can take time — BYSTOLIC prescriptions (Rx) per physician increased substantially Year 2 post-launch versus Year 1 NAMENDA Revenue Since Launch BYSTOLIC Revenue Since Launch “Forest's impressive primary care salesforce has been one of the keys to the firm becoming a leader in the specialty pharmaceutical industry and will be critical to the firm's future growth” – Damien Conover, Morningstar, 6/28/2012 Note 1. Projected FY 2013E sales

2 Growth in Our Marketed Products Replicating Our Previous Success with VIIBRYD, DALIRESP, and TEFLARO VIIBRYD ??Strong launch trajectory — Rx up 20% since start of 2012 — 50K physicians have tried product with 1K more each week??Product profile supports broad usage — Used in 1st line 29% of time and 2nd line 26% of time??Supporting launch with strong science — Three studies to evaluate response and remission in depression — Three studies to support general anxiety disorder claim??Analysts expect $725MM peak sales Strong Launch Trajectory % 000s 0.6 Overall volume up 20% 100 0.5 since start of 2012 75 Share 0.3 50 Market 0.2 25 0.0 0 Jul-11 Sep-11 Nov-11 Jan-12 Mar-12 May-12 Total Prescription Volume % Market Share DALIRESP ??Gaining specialist share of mind — TRx volume from pulmonologists up 42% since start of 2012??Pulmonologists use helps educate PCPs — Goal in 2013 to double PCP users from 20K to 40K ??Expanding use in hospital — Launched this year and in three months increased hospitals that order by 44% to 1.7K ??Analysts expect $550MM in peak sales Growing with Pulmonologists 4,500 3,600 2,700 1,800 900 0 Jul-11 Sep-11 Nov-11 Jan-12 Mar-12 May-12 Total Pulmonologist Users TEFLARO ??Adoption process of hospital products longer and slower than retail products — However, hospital products are often more profitable due to limited promotion needs??Hospital acceptance is first step — Since launch over 3K hospitals have used TEFLARO ??Usage is increasing — 40% of hospitals have used product ten times or more — Days of therapy increased 17% quarter -over-quarter in FY1Q2013??Analysts expect $350MM in peak sales Favorable Usage Pattern 000s 400 348 300 200 100 0 Jan-11 May-11 Sep-11 Jan-12 May-12 Cumulative Days of Therapy

2 Growth in Our Marketed Products Commitment to Primary Care Physician (PCP) Space: Fourth Largest PCP Promotional Effort ??PCPs generate greater than 65% of TRx’s ??Product profile is focused across six of the eight most common therapeutic areas that PCPs treat: Central Nervous System (CNS), Cardiovascular, Infectious Disease, GI, Pain, and Respiratory — Forest’s data-driven focus on highest prescribing PCPs targets those with significant specialization in these therapeutic areas??Significant operating leverage from cross-promoting multiple products to PCPs — 80% of PCPs Forest visits are targets for at least two products and 55% for three products — 87% of expected linaclotide users are already targeted by current promotion efforts Forest Position with PCPs is Strong and Growing Stronger PCPs Visited Promote Multiple Company Details—Primary Care Physicians Forest Product Classes 2007 2011 Company Name Rank Company Name Rank 87% of linaclotide PCP Merck 1 Merck 1 SSRI prescribing universe Pfizer 2 Pfizer 2 overlaps with categories we are GSK 3 AstraZeneca 3 already serving Novartis 4 Forest 4 1,649,000 Details Sanofi Aventis 5 Lilly 5 55% 3 Forest Products AstraZeneca 6 GSK 6 Boehringer 7 Novartis 7 80% 2 Forest Products Lilly 8 Takeda 8 Beta COPD blocker 1,190,000 Details Forest 9 Boehringer 9 Abbott 10 Abbott 10 Takeda 11 Sanofi Aventis 11 “The track record in development and regulatory is exemplary, the company is executing well, and in our view the level of spending is mainly reflective of the kinds of products its contrarian, primary-care strategy is built upon.” – Thomas J. Russo, Baird, 7/19/2012

2 Growth in Our Marketed Products Deep Franchises in Therapeutic Areas Offer Additional Operating Leverage ??Additional synergies and operating leverage from having deep franchises in therapeutic areas — Five CNS, four anti-infective, four cardiovascular, and three respiratory products marketed or in development currently Cardiovascular CNS Pain GI Respiratory Anti-Infectives linaclotide BYSTOLIC/ TEFLARO/ GRT-6005 valsartan avibactam TUDORZA/ ceftazidime/ azimilide formoterol avibactam TTP-399 cariprazine BC3781 levo-milnacipran “Management is transitioning Forest to an even more powerful commercial entity with deep therapeutic verticals, selling synergies, and a bright growth outlook beginning next year.” – Irina Rivkind, Cantor Fitzgerald, 6/21/2012

2 Growth in Our Marketed Products Commitment to Effective Promotion and Prudent Investment in S&M and R&D ??The development, approval, and promotion of new pharmaceutical products requires significant investments in sales, marketing and R&D — These costs are by necessity front-end loaded as a company pursues studies to gain approval and uses its sales force to build brand awareness — The average pharmaceutical product becomes profitable after three years and then generates significant cash flow throughout the remainder of its exclusivity period — No margin for error — there is no potential to relaunch a product and physicians’ initial experiences drive future adoption ??Forest’s approach to its products is supported by a prudent investment strategy — Minimize spending on low-probability basic research — Create targeted development plans with minimized pre-approval spend and then scientific support post-launch on studies to support broader commercial adoption — Adaptive sales force promotion, based on differing geographies, therapeutic areas, and product opportunities, designed to maximize profit potential of each product — Robust lifecycle management to enhance the value of these products ??Forest has generated significant success from its investments (1) — Seven product approvals over last five years…soon to be eight approvals — Four products grown to blockbuster status by our commercial organization with same capabilities applied to new product launches “FRX should keep its eye on the prize, persevering in its multi-year product portfolio overhaul, even at the price of lower short term profits.” – Catherine Arnold, Credit Suisse, 4/11/2012 Note 1. Assumes FDA approval of linaclotide which is expected in 3Q12

2 Growth in Our Marketed Products Commitment to Effective Promotion and Prudent Investment Seen in Several Metrics ??R&D and business development SG&A Spend Relative to New Product Launches (1)(2) investment has generated multiple product Last Ten Years opportunities $MM 2,000 — Four products licensed, developed and 1,553 launched since 2008 — BYSTOLIC, 1,500 1,264 1,254 SAVELLA, TEFLARO and DALIRESP 1,046 1,155 1,240 994 1,031 and one acquired and launched — 889 1,000 715 VIIBRYD — Preparing for launch of TUDORZA and 500 approval and launch of linaclotide in FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12 New 2012 Launches 1 1 1 1 3 Per Year SG&A Expense ??Appropriate SG&A spend for a company with multiple new product launches — SG&A spend per new product approval Revenue Per Sales Call NAMENDA BYSTOLIC or expected approval is lower than that of peers 250 237 2,500 2,281 2,000 1,757 200 162 1,589 ??Growing products help create significant 1,500 150 888 99 1,000 587 100 operating leverage 69 344 371 500 167 50 27 — BYSTOLIC and NAMENDA 0 0 demonstrate ability to leverage Year Year Year Year Year Year Year Year Year 1 Year 2 Year 3 Year 4 Year 5 salesforce as product grows 1 2 3 4 5 6 7 8 NAMENDA Annual Revenue/Sales Call BYSTOLIC Annual Revenue/Sales Call “Forest has had strong development and regulatory performance over the past several years, leaving the company with a robust portfolio of new product opportunities that should ultimately translate to a significant recovery in topline and EPS performance.” – Chris Schott, JP Morgan, 6/20/12 Notes 1. Includes FDA and EU approvals of new molecular entities; combination products excluded; product acquisitions excluded; vaccine reformulations excluded 2. SG&A, excluding one-time items (e.g., restructuring, legal costs, and other)

3 Build Sustainable Value for Shareholders Forest in FY2018: Diversified and Balanced Product Portfolio Drives Growth ??New products will significantly diversify Forest’s revenue mix and generate a return to growth post the FY2012 loss of exclusivity of LEXAPRO — Top line sales growth goals of approximately 15% CAGR (’13 -’18); adjusted EPS growth goals of approximately 50% CAGR (’13 -’18)??Product portfolio in 2018 has lower single product concentration and strong exposure to multiple therapeutic areas FY2012A Revenue by Product FY2018E Revenue By Product (1) NAMENDA XR BYSTOLIC BYSTOLIC SAVELLA (2) TEFLARO LEXAPRO Franchise NAMENDA DALIRESP Other VIIBRYD SAVELLA TEFLARO Other (2) levomilnacipran Franchise DALIRESP linaclotide VIIBRYD LEXAPRO TUDORZA cariprazine Franchise (2) FY12 Revenue: $4.6Bn FY18 Revenue Goal: >$6Bn FY12 Pre Tax Margin: 28.2% FY18 Pre Tax Margin Goal: ~28% “We estimate that by F2019, FRX’s new product launches and late stage pipeline have the potential to generate sales of $4B+ which could more than offset Lexapro and Namenda sales lost to generic competition. The bottom line is that FRX has many potential shots on goal to increase its earnings potential with a full pipeline, large cash balance and no debt.” – Louise Chen, Auriga, 4/26/12 Note 1. Based on internal Company forward-looking estimates. Assumes receipt of product approvals and successful product performance 2. Includes combination product

3 Build Sustainable Value for Shareholders Forest in FY2018: Sustainable Cash Flow Business ??Forest “Next-Nine” products have patents that extend into the next decade — Patents represented have opportunity to be expanded or lengthened??In addition, beyond the “Next-Nine,” Forest expects to launch six new products currently in its development pipeline by 2017??Product portfolio and pipeline are diversified across therapeutic areas while still leveraging PCP-centric promotion efforts??Geographic expansion in Canada, Europe, and Latin America (planned) lessens dependence and exposure to U.S. reimbursement environment and reduces patent cliffs??$3.2Bn in cash and significant borrowing capacity combine with a track record of success in business development to offer potential to expand portfolio through further licensing and M&A — Committed to responsible transactions, not “swinging for the fences” — Transaction decisions are driven by due diligence and internal rate of return analysis Product Patent Expiration Year(1) DALIRESP 2020 BYSTOLIC 2021 TEFLARO 2022 VIIBRYD 2022 TUDORZA 2024 levomilnacipran 2026 linaclotide 2026 cariprazine 2027 SAVELLA 2029 “Forest’s strong balance sheet, robust cash flow and leverageable commercial platform should provide the company with the ability to grow revenues at an attractive rate after the loss of Lexapro and Namenda.” – William Tanner, Lazard, 6/11/12 Note 1. Patent expiry for the latest expiring patent listed in FDA’s Orange Book, including patent term extension (PTE) already granted or application filed. PTE for TUDORZA, linaclotide, levomilnacipran, and cariprazine calculated based on current forecasts regarding NDA submission and NDA approval

3 Build Sustainable Value for Shareholders Investor Confidence In Forest’s Ability to Manage Patent Cliffs ??Patent cliffs are a known and understood phenomenon in the pharmaceutical industry — by-products of commercial success ??Management has planned for these events for the last nine years with a focus on building a sustainable business post LEXAPRO and NAMENDA loss of exclusivity ??Investors’ belief in a company’s ability to execute is seen in performance leading up to key product loss of exclusivity — Forest’s performance is better than its peers, despite losing a product that was a greater percent of its revenue than any of its peers ??Ability to retain premium P/E multiple demonstrates investor confidence in future earnings potential and management / Board of Directors leadership Stock Price Performance Pre-Key Product LOE (2) P/E Performance Relative to Business Peers (1) Prior Three Years CY2013 80% 30x 25x 62% 60% FRX stock has performed best even with steepest patent cliff 20x 13x 12x Peer 40% 11x 11x 10x 10x Peer 7x Median: 22% 10x 5x 10.6x 20% 14% Median: 13.7% 0x 4% 0% FRX SHP LLY MRK GSK PFE NOVN AZN WCRX FRX PFE LLY AZN Product % Rev in 55% 16% 22% 15% FY Prior 2013 P/E to LOE Peer Median % Change in Stock Price over Three Years Leading up to LOE Peer Median “Forest has built a meaningful portfolio of new growth drivers that should leverage Forest's strong position in the U.S. market.” – David Risinger, Morgan Stanley, 6/21/2012 Note 1. As of June 30, 2012 2. Examines LOE of the following key products by company: Forest, Lexapro (2012); Pfizer, Lipitor (2011); Eli Lilly, Zyprexa (2011); AstraZeneca, Nexium (EU, 2010)

3 Build Sustainable Value for Shareholders Analyst Support for Forest’s Long-Range Plan ??“We rate FRX Outperform for several reasons including: (1) the Evolution of Median Share Price Target underappreciated blockbuster potential of FRX's aclidinium and aclidinium/formoterol franchise based on increasingly positive feedback Last Two Years from MEDACorp clinical and regulatory KOLs; (2) potential for sustained double-digit average sales growth through fiscal 2020 driven $ .3% = 21 by seven new U.S. product launches; (3) considerable financial et 40 Targ flexibility to execute accretive M&A transactions; and (4) FRX's overall rice re P scarcity value following an unprecedented Phase III hit rate which Sha dian should allow for up to seven out of seven new product f Me h o approvals/launches in just 3-4 years…” rowt G – Seamus Fernandez, Leerink Swann, 5/31/2012 35 ??“We believe management has been very consistent about its strategy and goals, which we believe are more than reasonable” – Ken Cacclatore, Cowen, 6/21/12 ??"We continue to view FRX as a multi-faceted, product overhaul story post Lexapro cliff, and importantly not all products need to work in order for the story to work." 30 – Catherine Arnold, Credit Suisse, 7/17/2012 Jun-10 Dec-10 Jun-11 Dec-11 Jun-12 Median Analyst Share Price Target??“Our $41 price objective for FRX assumes the stock can trade at approximately 24x our C2013 estimate of $1.71. […] We believe our DCF analysis is based on reasonable assumptions, including: (1) stable share for Namenda until generics launch in C2015, (2) exclusivity for Namenda XR through F2020 (represents a middle ground scenario), (3) continued share growth for Viibryd, Bystolic, and Daliresp, (4) approval and launch of linaclotide and aclidinium in F2013, and (5) approval and launch of cariprazine in F2015. ” – Gregg Gilbert, Bank of America Merrill Lynch, 4/17/2012

3 Build Sustainable Value for Shareholders Delivering Strong Returns Over Long-Term and Short-Term ??20 year return of 775% vs. S&P return of 396% Total Shareholder Return (1) ??CY2012 YTD return of 16% vs. S&P return of 10% and DRG return of 7% — Outperformed peer group YTD despite loss of exclusivity of largest product ??62% performance over the three years prior to date of loss of exclusivity of LEXAPRO demonstrates investors’ belief in Company’s confidence in future earnings potential and management and Board of Director leadership — Forest’s performance is better than its peers, despite losing a product that was a greater percent of its revenue than any of its peers Business FRX S&P 500 DRG (2) Peers (3) CY2012 Year to Date 15.6% 9.5% 7.3% 4.0% FRX Outperformance / 6.1% 8.4% 11.6% (Underperformance) 1 Year (11.1%) 5.4% 9.0% 6.1% FRX Outperformance / (16.5%) (20.0%) (17.2%) (Underperformance) 3 Year 39.3% 57.7% 49.4% 65.5% FRX Outperformance / (18.4%) (10.0%) (26.2%) (Underperformance) 10 Year (1.2%) 68.1% 54.7% 54.7% FRX Outperformance / (69.3%) (55.9%) (55.8%) (Underperformance) 20 Year 774.8% 396.2% NA 390.6% FRX Outperformance / 378.6% NA 384.1% (Underperformance) “CEO Howard Solomon is one of only 8 CEOs with average tenure of over 20 years and annualized total return during tenure of over 20%.” – Forbes, 4/4/2012 Notes 1. As of June 30, 2012 2. 20 year TSR data is unavailable for the DRG; includes companies that have been acquired 3. Business peer group includes: AstraZeneca, GSK, Lilly, Merck, Novartis, Pfizer, Shire and Warner Chilcott

4 Responsibly Deploy Shareholder Capital Mr. Icahn : “Capital Put At-Risk by Product” Terminated ~72% of the “At-Risk” Capital Icahn Says Has Been Deployed Already Generates Value for Forest and its Shareholders 9% Of the “At-Risk” Capital Icahn Says Has Been Deployed (1) … … 72% Is for Products that Are Already Approved / Marketed $MM Terminated $1,250 $1,200 9% $1,000 In Development $750 19% Launched / $494 Approved $500 $453 72% $339 $250 $100 $100 $75 $70 $75 $60 $75 $40 $60 $66 $50 $35$32 $20 $35 $25 $10 $10 $0 $10 $10 $10 Capital Deployed % of 7 N t e e e 1 m 6 9 t i n (1) SP7 lasRO d d m 8 a R1 0 9 p ($MM) Capital E 9 i RYD—618 li l ase 3 7 n C 0—896 l i 0 0 STI B loti mi ARO cta- e /6 g LIR lemXAP raz c z L b a p C 5 TTP3to A S1 g VIIri RGH ina a EFv i BC ro 0 RGH u Launched / Approved $2,484 72% D A COLo L l motep T a f a SAVELLA0 d TUDORZA L c BYSTOLIC s 6 NAMENDA/XR d e RT In Development $660 19% levomilnacipran G Launched / Approved In Development Failed Terminated $310 9% ??Mr. Icahn created a misleading chart in an attempt to support his unfounded attack — He defines Capital At-Risk as “up-front payments and acquisition of products or product rights” ??However, he fails to mention that a large number of the products he references are currently marketed or approved and substantially de-risked for Forest as they are currently launched or launch-ready — ~72% of the capital deployed is for products that are already marketed or approved, and generating value for Forest??We maintain a robust cash balance to take advantage of future investment opportunities ??Rather than deploying our capital on risky, early-stage R&D, we evaluate over 400 products per year and select only the most promising molecules that will deliver the largest risk-adjusted investment returns for our shareholders “Forest has been wildly successful in getting products through late stage development and approved.” – Frank Pinkerton, SunTrust, 6/20/2012 Note 1. Capital deployed between 2004 – 2012

4 Responsibly Deploy Shareholder Capital Strong Balance Sheet Supports Future Growth and Return of Capital to Shareholders ??Forest remains committed to judicious use of cash reserves to facilitate growth of business and return of capital to shareholders — $1.4Bn returned to shareholders since 2010 including $850MM in 2011 — Use of structured share repurchase to lower exposure to market conditions and maximize shares purchased — $2.8Bn invested in business development over last five years — $2.1Bn on four cash acquisitions and $700MM on initial new product licensing grants — Use of innovative transaction structures including contingent payments and options to purchase to minimize shareholder capital at risk ??Current capital structure preserves financial flexibility with $3.2Bn of cash and no debt Business Peer Return of Capital as % Market Cap (1) Proxy Peer Return of Capital as % Market Cap (1) Last Two Years Last Two Years 50% 45% 50% 45% 40% 40% 27% 27% 30% 30% 21% 20% 15% 20% 15% Peer Peer 9% 10% 10% 10% 9% 10% 10% Median: Median: 10% 10% 3% 2% 2% 2% 13% 10% 0% 0% FRX WCRX AZN GSK PFE LLY MRK NOVN SHP FRX WCRX AZN PFE LLY MRK AGN ENDP SHP Return of Capital to Shareholders as a % of Market Cap Return of Capital to Shareholders as a % of Market Cap Return of Capital to Shareholders as a % of Market Cap Median Return of Capital to Shareholders as a % of Market Cap Median Notes 1. Includes share repurchases, common dividends and special dividends

5 Further Enhance Our Corporate Governance Committed to Strong Corporate Governance Actions Since Last Meeting Added new independent directors ??Chris Coughlin – Former EVP and CFO of Tyco International??Gerald Lieberman – Former President and COO of AllianceBernstein??Brent Saunders – CEO and Director of Bausch & Lomb Strengthened committees??Chris Coughlin serves as the chairman of the Audit Committee and is on the Compensation Committee??Gerald Lieberman serves as chairman of the Nominating and Governance Committee and is on the Compensation Committee ??Brent Saunders is on the Compensation Committee and the Compliance Committee Consulted with outside governance expert??Forest’s Board of Directors consulted with Harvard Dean Robert C. Clark, leading authority in corporate governance, following which we further enhanced our corporate governance framework??Commitment to meet with independent corporate governance expert annually??Released corporate governance white paper Enhanced stock ownership guidelines??The Company’s executive officers hold shares of stock in amounts ranging from 1-6x their annual base salary depending upon seniority??The Company’s non-employee directors hold shares of stock in amounts equal to 3x their annual retainer fee Independent, on-going CEO succession process??Forest has a robust Board-driven CEO succession process in place — A committee consisting of three new independent directors and the presiding director are leading CEO succession process — The independent directors have retained Spencer Stuart, a leading executive search and recruitment team to evaluate both internal and external candidates

5 Further Enhance Our Corporate Governance Forest Has Recently Added Five Highly Qualified Independent Directors ?Forest's Board has an effective balance of continuing leadership and new perspectives with three new independent directors added in 2011 and 60% new directors since 2006 Christopher J. Coughlin Gerald M. Lieberman Brenton L. Saunders Joined: 2011 Joined: 2011 Joined: 2011 ??Serves as lead independent director on Board of Dun ??Served as President and COO of AllianceBernstein ??CEO of Bausch + Lomb and director since 2010 & Bradstreet; member of the Board Affairs from 2004 to 2009??Served as a senior executive with Schering-Plough (governance) and Compensation and Benefits — Helped develop AllianceBernstein’s global from 2003 to 2010 Committees; past member of the Audit Committee integrated platform and enhance corporate — Served as Head of Integration for Schering-??Serves on Board of Covidien as Chair of Compliance governance and financial transparency Plough’s merger with Merck and for its $16bn acquisition of Organon BioSciences Committee??Former director at Computershare ??Executive Vice President and CFO of Tyco ??Former director at AllianceBernstein??Partner and Head of the Compliance Business Advisory Group at PwC from 2000 to 2003 International from 2005 to 2010??Worked at Fidelity Investments from 1993 to 1998, ??CFO of Pharmacia Corp from 1998 until its acquisition including as CFO and Chief of Administration??Serves on Boards of ElectroCore and the Overlook Hospital Foundation by Pfizer in 2003 Peter J. Zimetbaum, M.D. Nesli Basgoz, M.D. Joined: 2009 Joined: 2006 ??Director of Clinical Cardiology at Beth Israel Deaconess ??Associate Chief for Clinical Affairs, Division of Infectious Medical Center in Boston Diseases at Massachusetts General Hospital??Associate Professor of Medicine at Harvard Medical ??Associate Professor at Harvard Medical School School “Forest’s management team brought on three new independent directors to the Board last year that we believe [were] well received by investors.” – Gary Nachman, Susquehanna, 6/21/2012

5 World Class Board Leadership CEO / CFO / COO Experience ??Christopher Coughlin — Former EVP and CFO of Tyco International — CFO of Pharmacia — EVP and President of Nabisco International??Kenneth Goodman — Previous President and COO of Forest Laboratories — Former CFO of Forest Laboratories??Gerald Lieberman — Previous President and COO of AllianceBernstein — Former CFO at Fidelity Investments??Lawrence Olanoff, M.D., Ph.D. — Previous COO of Forest??Brenton Saunders — Current CEO of Bausch + Lomb??Howard Solomon — Current CEO of Forest Laboratories Medical Background ??Nesli Basgoz, M.D. — Associate Chief for Clinical Affairs, Division of Infectious Diseases at MGH — Associate Professor of Medicine at Harvard Medical School??Lawrence Olanoff, M.D., Ph.D. — Former Vice President-Clinical Research and Development at Sandoz Pharmaceutical Corporation — Former Vice President-Clinical Development and Medical Affairs at Upjohn??Lester Salans, M.D. — Clinical Professor of Internal Medicine at Mount Sinai Medical School — Former Dean of Faculty of Medicine at Mount Sinai Medical School??Peter Zimetbaum, M.D. — Director of Clinical Cardiology at Beth Israel Deaconess Medical Center in Boston (BIDMC) — Associate Professor of Medicine at Harvard Medical School Accounting & Legal Expertise ??Christopher Coughlin — Former practicing CPA — Former CFO at Tyco International and Pharmacia??Dan Goldwasser — Former partner at Vedder Price (law firm) — Former member of the AICPA’s Auditing Standards Board — Previous Co-Chairman of the National Conference of Lawyers and Certified Public Accountants — Previous Chairman of the ABA’s Business Law Section’s Committee on Law and Accounting — Former faculty of Columbia Law School??Kenneth Goodman — Senior financial officer at Wyeth — C.P.A. at Main Hurdman — Chairman of the Audit Committee at Syracuse University??Gerald Lieberman — Former practicing CPA with Arthur Andersen??Howard Solomon — Previous career as an Director Experience ??Christopher Coughlin — Lead director of Dun & Bradstreet — Participated in CEO succession at Dun & Bradstreet and Covidien — Director of Covidien — Former director of Perrigo, Monsanto, and Interpublic Group ??Brenton Saunders — Director of Bausch + Lomb??Gerald Lieberman — Former director of Computershare — Former director of AllianceBernstein??Kenneth Goodman — Vice Chairman of the Board at Syracuse University??Lawrence Olanoff, M.D., Ph.D. — Former director of Celsion Corporation

5 World Class Board Leadership (cont) Compliance Oversight ??Nesli Basgoz, M.D. — Clinical Director of Infectious Disease, Massachusetts General Hospital, responsible care monitoring and antibiotic control??Christopher Coughlin — Chair of Compliance Committee on Covidien BOD ??Brenton Saunders — Partner and Head of Compliance Business Advisory Group at PwC — Chief Compliance Officer at Thomas Jefferson University Health System — Chair of Compliance Committee??Lester Salans, M.D. — Chair of Compliance Committee on Forest BOD Experience Buying / Selling Companies ??Christopher Coughlin — Separation of Tyco — CFO of Pharmacia when acquired by Pfizer — Acquisition of Broadview Security (Brinks) by Tyco — IPO and spin of Monsanto from Pharmacia??Brenton Saunders — Acquisition of Organon by Schering Plough — Acquisition of ISTA Bausch + Lomb??Howard Solomon — Acquisition of Clinical Data, Cerexa, Nabriva, and other companies by Forest??Gerald Lieberman — Merger of Alliance Capital and Bernstein Institutional Investor Perspective ??Gerald Lieberman — Oversaw investor and public relations at AllianceBernstein — Former CFO at Fidelity Investments??Christopher Coughlin — Oversaw investor relations at Pharmacia, Tyco, and Nabisco Human Resources ??Gerald Lieberman — Oversaw human resources at AllianceBernstein and Fidelity — Corporate Human Resources Officer at Citicorp??Christopher Coughlin — Participated in CEO succession at Dun & Bradstreet and Covidien R&D Expertise ??Lawrence Olanoff, M.D., Ph.D. — Senior Scientific Advisor to Forest Laboratories — Former Chief Scientific Officer at Forest Laboratories — Senior Vice President of Clinical R&D at Sandoz Pharmaceutical Corp — President and Chief Executive Officer at Celsion Corporation??Lester Salans, M.D. — Former Vice President of Preclinical Research at Sandoz Pharmaceutical — Former Director of the National Institutes of Arthritis, Diabetes, Digestive and Kidney Diseases of the National Institutes of Health??Peter Zimetbaum, M.D. — Currently pursuing clinical research for AstraZeneca

5 Enhance Our Compensation Programs Compensation Practices Independently-Led and Recently Strengthened ??Management and directors are invested in company performance and driving long-term shareholder value — Higher component of stock-based compensation as a percentage of total compensation to that of business and proxy peers — Higher ownership by CEO and officers than majority of peers ??Independent leadership of Compensation Committee — All three new directors added in 2011 are on Compensation Committee ??Compensation Committee implemented changes in 2011 including new stock ownership guidelines for directors and senior executives and other changes to further align director and executive pay with shareholder interests including performance units Notes 1. Business peer group includes AstraZeneca, GSK, Lilly, Merck, Novartis, Pfizer, Shire and Warner Chilcott; those of which disclose executive compensation in their respective proxy filings are included 2. As per 2012 Proxy Filing 3. Fiscal year ended March 31, 2012 data shown for Forest 4. Proxy peer group includes Allergan, AstraZeneca, Lilly, Endo, Merck, Pfizer, Shire and Warner Chilcott; those of which disclose executive compensation in their respective proxy filings are included % of Stock-based Compensation / Total Compensation for Top Executives (Average 2007 – 2011) Business Peers (1)(3)(4) Proxy Peers (2)(3)(4) Forest 69% Forest 69% Allergan 62% Lilly 50% Endo 57% Pfizer 49% Lilly 50% Pfizer 49% Merck 47% Merck 47% Warner Chilcott 46% Warner Chilcott 46% 40% 50% 60% 70% 80% 40% 50% 60% 70% % of Stock-based Compensation / Total Compensation for Top Executives Ownership by CEO and Other Executive Officers/BOD as a % of Total Shares Outstanding Business Peers (1)(3)(4) Proxy Peers (2)(3)(4) Forest Forest Warner Chilcott Warner Chilcott Allergan Lilly Endo Merck Lilly Pfizer Merck Pfizer 0% 1% 2% 3% 4% 5% 0% 1% 2% 3% 4% 5% % of CEO/ Total Shares Outstanding for Top Executives % of Other Execs. and BOD/ Total Shares Outstanding for Top Executives

5 Enhance Our Compensation Programs CEO Compensation Appropriate and In-Line With Peers ??Forest CEO Howard Solomon’s compensation is below median of business and proxy peers in each of the last eight years — Decreased 2011 versus 2010 and no base salary increase in 2012 ??Prior share sales pursued for estate planning and asset diversification purposes — Continues to own significant Forest shares compared to other CEOs of business peers — No share sales since 2007 — Sales pursued during acceptable trading windows and fully disclosed — Majority of shares sold from option exercise occurred immediately prior to ten-year option expiry period??Proceeds generated by share sales are dwarfed by value achieved by shareholders over similar time period — $200MM in proceeds from 1994 options exercised in 2004 (i.e. at option expiry) versus market cap appreciation in Forest of $7.4Bn over same time period CEO Compensation vs. Business Peers (1)(2)(3)(4) CEO Compensation vs. Proxy Peers (2)(3)(4)(5) Notes 1. Business peer group includes AstraZeneca, GSK, Lilly, Merck, Novartis, Pfizer, Shire and Warner Chilcott; those of which disclose executive compensation in their respective proxy filings are included 2. As per proxy filings 3. FY data shifted one CY early in all years for Forest. For example, FY11 displays Forest metrics for the year ended March 31, 2012; add data for peers is calendar year which is same as fiscal year 4. For 2005 and prior, assume that the dollar value of underlying options granted is based on potential realizable value at 5% annual rate of stock appreciation of option term as described in respective filings 5. Proxy peer group includes Allergan, AstraZeneca, Lilly, Endo, Merck, Pfizer, Shire, and Warner Chilcott; those of which disclose executive compensation in their respective proxy filings are included

Why Not Icahn’s Nominees? Icahn’s Nominees are NOT the Right Answer for Forest Shareholders ??Icahn has not demonstrated a need for change, has ignored the positive internally-led developments at Forest, and has failed to articulate any clear proposals for improving the Company’s operations and delivering value to our shareholders ??Icahn is engaging in the same aggressive, unconstructive behavior as last year — Icahn has had an open invitation to discuss his ideas or provide feedback since his defeat at last year’s Annual Meeting — However, Icahn has not engaged in any discussions outside of the proxy contest — His claims are recycled arguments from last year — which shareholders overwhelmingly rejected in favor of Forest’s strategy, team and track record ??He and Eric Ende have cobbled together a slate of less qualified and problematic candidates, who will represent Icahn’s interests above the interests of all shareholders — Eric Ende, whose own compensation arrangement has been called into question in light of corporate governance concerns; who received the lowest amount of votes last year; and, who has restrictive contractual tie-ups with Icahn — Andrew Fromkin, who does not qualify as independent under NYSE rules and who has a conflict of interest due to his CVR holdings — Pierre Legault, whose recent management roles at Jean Coutu and Rite-Aid Corp have taken place during periods rife with earnings misses, integration missteps and mismanaged investor expectations — Daniel Ninivaggi, who lacks relevant healthcare experience, who is one of Icahn’s lieutenants, and who is “over-boarded” ??Our Board and management team are focused on driving value for all shareholders — We have delivered on our promises from the 2011 proxy fight for advancing our pipeline, diversifying our therapeutic portfolio, and enhancing corporate governance practices ??Forest has the right team in place to see the Company through this transition period in order to commercialize its late-stage pipeline and deliver superior value to our shareholders “[Icahn's] argument that the company is underperforming is weaker now than it was last year” – Aaron Gal, Bernstein, 6/20/12

Why Not Icahn’s Nominees? Icahn’s Nominees Less Qualified than Forest’s Directors Eric Ende ??Received least amount of votes in 2011 proxy fight- only 5.88% excluding Icahn shares ??Unusual compensation arrangement may structurally incentivize Ende to “swing for the fences” in the first 30 months ??Contractual tie-ups with Icahn prevent communications about Forest and Icahn with third parties unless discussed with Icahn first and approved by Icahn??Lacks operational experience Andrew Fromkin ??Would not be independent under NYSE director independence standards ??CVR ownership from Clinical Data acquisition creates a conflict of interest and misalignment with other shareholders by favoring VIIBRYD promotion at expense of other products or important new product opportunities??Forest employee for approximately one month and left company by mutual agreement Pierre Legault ??Poor past track record as director; Cyclacel down 94% during his tenure on Board ??Poor track record as an operator, while EVP at The Jean Coutu Group, the company suffered numerous earnings misses and its integration of Eckerd, an effort led by Legault, was fraught with missteps??Legault only served as OSI Pharmaceutical’s CFO for less than 18 months before OSI was acquired by Astellas Pharma Daniel Ninivaggi ??Lacks healthcare experience and background??Icahn insider and serial nominee ??Only board experience is of Icahn controlled companies ??If elected, Ninivaggi would be “over-boarded,” serving on six public company boards, in addition to his role as the chief executive at publicly traded Icahn Enterprises ??Ninivaggi was Executive Vice President, Secretary & General Counsel at Lear where he served as Chief Administrative Officer with direct oversight responsibility for the company’s strategic planning process from August 2006. Lear declared bankruptcy in July 2009 at the end of Ninivaggi’s tenure, only 1.5 months after he resigned from his executive position and agreed to continue in a non-executive position “This raises novel and unique and difficult fiduciary duty questions if Ende were to be elected to the Board…What’s especially difficult about this agreement is that his payment depends not on the returns to the stock as a whole but on Icahn's profit.” — Robert Jackson, Associate Professor of Law at Columbia Law School

Forest Continues to be Committed to Drive Shareholder Value Our Commitments Grow our marketed products through prudent ??FY14 sales of marketed “Next Nine” products will grow by approximately 70% yoy 1 investment versus FY13 ??SG&A reduced as percent of sales to target level of 35%(1) by FY18 Advance portfolio of pipeline candidates??Two product approvals / launches and two additional NDA filings in the next six 2 months??Advanced four products into Phase III trials in 2012 Strong and independent Board of Directors ??Independent director-led CEO succession process 3 focused on best practices??Meet with independent corporate governance expert annually Return of excess capital??Will continue to return excess capital to shareholders through share repurchases 4 or dividends Build sustainable value for all shareholders??Continue to lessen product concentration through new internal product 5 development, geographic expansion and business development??Improve operating margins with focus on disciplined spending??Deliver superior top and bottom-line growth as compared to peers Forest’s Board of Directors has the right expertise, track record, and strategic plan to drive Forest’s growth in 2012 and beyond Notes 1. Excluding Ironwood profit adjustment

Appendix A:

Director Bios ?Howard Solomon Director since 1964 – Mr. Solomon, 84, is Chairman, Chief Executive Officer and President of Forest. He began his career as an attorney at leading law firms in New York and joined Forest in 1964 as a director and secretary of the Board while serving as outside counsel for the Company. He became CEO of Forest in 1977 and Chairman in 1998. Mr. Solomon is a Trustee of the New York Presbyterian Hospital and previously served on the Board of Cold Spring Harbor Laboratories. He is currently a member of the Executive Committee of the Board of Directors of the Metropolitan Opera and Chairman of its Finance Committee. He also serves on the Board of the New York City Ballet. Mr. Solomon graduated from the City College of New York and holds a J.D. from Yale University. – We believe that Mr. Solomon’s experience as a senior executive and leader in our industry, his in-depth knowledge of our Company and its day-to-day operations and his strong record and strategic vision for the Company qualify him to serve on our Board. ?Nesli Basgoz, M.D. Director since 2006 – Dr. Basgoz, 54, is the Associate Chief for Clinical Affairs, Division of Infectious Diseases at Massachusetts General Hospital (MGH) and serves on the hospital’s Board of Trustees. In addition, Dr. Basgoz is an Associate Professor of Medicine at Harvard Medical School. Previously, she served as Clinical Director in the Infectious Diseases Division of MGH for six years. Dr. Basgoz earned her M.D. Degree and completed her residency in internal medicine at Northwestern University Medical School. She also completed a fellowship in the Infectious Diseases Division at the University of California at San Francisco. She is board certified in both infectious diseases and internal medicine. – Dr. Basgoz’s broad medical expertise and nationally recognized leadership in the medical field, as well as her extensive clinical trial experience has equipped her to effectively advise the Board and management with respect to many strategic matters, including navigating regulatory approvals and the clinical trial process. Moreover, her particular expertise in infectious diseases has enabled Dr. Basgoz to advise the Board and management with respect to the Company’s current and potential portfolio of drugs within the relevant indications, including Forest’s recently launched TEFLARO product and other antibiotics under development at the Company.

Director Bios ?Christopher J. Coughlin Director since 2011 – Mr. Coughlin, 60, most recently served as Executive Vice President and Chief Financial Officer of Tyco International from 2005 to 2010 and remains an advisor to Tyco. During his tenure, he played a central role in the separation of Tyco into three independent, public companies and provided financial leadership surrounding major transactions, including the $2 billion acquisition of Broadview Security, among many other responsibilities and accomplishments. Prior to joining Tyco, he worked as the Chief Operating Officer of the Interpublic Group of Companies from June 2003 to December 2004, as Chief Financial Officer from August 2003 to June 2004 and as a director from July 2003 to July 2004. Previously, Mr. Coughlin was Executive Vice President and Chief Financial Officer of Pharmacia Corporation from 1998 until its acquisition by Pfizer in 2003. Prior to that, he was Executive Vice President of Nabisco Holdings and President of Nabisco International. From 1981 to 1996 he held various positions, including Chief Financial Officer, at Sterling Drug. Mr. Coughlin is currently serving as the lead independent director on the board of Dun & Bradstreet, where he is a former member of the Audit Committee and current member of the Board Affairs Committee and the Compensation and Benefits Committee. He also serves on the board of Covidien plc, where he is Chair of the Compliance Committee and a member of its Transaction Committee. In addition, Mr. Coughlin previously served on the boards of the Interpublic Group of Companies, Monsanto Company and Perrigo Company. Mr. Coughlin has a B.S. in accounting from Boston College. – A veteran of service and leadership on public company boards, Mr. Coughlin’s wide array of senior management positions in global companies, pharmaceutical background, finance experience and compliance and governance expertise enhances the Board’s ability to make strategic decisions for the long-term growth of the Company. ?Dan L. Goldwasser Director since 1977 – Mr. Goldwasser, 72, is a licensed, retired attorney. During the early part of his legal career he practiced corporate and securities law representing both public and private corporations. From 1992 through 2011 he was a shareholder in the law firm Vedder Price, P.C. where he was a member of the firm’s Accounting Law Practice Group. During this period Mr. Goldwasser served as Chairman of the American Bar Association’s Business Law Section’s Committee on Law and Accounting and as the American Bar Association’s Co-Chairman of the National Conference of Lawyers and Certified Public Accountants. Each year from 1994 through 2004 he was named by the editors of Accounting Today as “one of the 100 most influential people in accounting.” From 2003 to 2006, he also was a member of the Auditing Standards Board of the American Institute of Certified Public Accountants. Mr. Goldwasser holds a B.A. from Harvard University and an LL.B from Columbia Law School where he taught “Accounting for Lawyers.” and – Mr. Goldwasser’s knowledge of federal and state corporate securities laws, leadership roles in accounting organizations, service on the AICPA’s Auditing Standards Board, expertise in legal, regulatory and accounting matters and his deep understanding of Forest’s business make him a valuable contributor to the Board.

Director Bios ?Kenneth E. Goodman Director since 1998 – Mr. Goodman, 64, is the former President and Chief Operating Officer of Forest, a position that he held from 1998 to 2006. For eighteen years prior thereto, Mr. Goodman served as Forest’s Vice President, Finance and Chief Financial Officer and was named Executive Vice President, Operations in February 1998. From 1975 to 1980, he served as a senior financial officer at Wyeth, and before that, as a C.P.A. at Main Hurdman, which is now part of KPMG LLP. Mr. Goodman currently serves Syracuse University as Vice Chairman of the Board of Trustees, a member of the Executive Committee and Chairman of the Audit Committee; he previously served as Chairman of the Budget Committee. He is also Chairman of the International Board of Directors of the Israel Cancer Research Fund and Co-Chairman of its New York Board. Mr. Goodman is a C.P.A. and holds a B.S. degree from The Whitman School of Management at Syracuse University. – Mr. Goodman’s intimate knowledge of the Company’s operations, having served as President and Chief Operating Officer of Forest with broad responsibility for sales, commercial operations, compliance, manufacturing operations, information technology and other areas, his substantial expertise in financial matters, and his service as an important interface between management and the Board as its presiding independent director, make him a valuable member of the Board. ?Gerald M. Lieberman Director since 2011 – Mr. Lieberman, 65, most recently served as the President and Chief Operating Officer, as well as a member of the board of directors of AllianceBernstein from 2004 to 2009, where he oversaw several critical functions for AllianceBernstein, including finance, global risk management, technology, operations, human resources and investor and public relations. In addition, he was instrumental in developing AllianceBernstein’s global integrated platform and enhancing its corporate governance and financial transparency. Prior to joining AllianceBernstein in 1998, Mr. Lieberman held a number of senior positions at Fidelity Investments from 1993 to 1998, including Chief Financial Officer and Chief of Administration and he was a member of Fidelity’s operating committee, reporting directly to the Chairman. Before joining Fidelity, Mr. Lieberman spent 14 years with Citicorp, where he served as Senior Human Resources Officer and a member of the policy committee, reporting to the Company’s Chairman and Chief Executive Officer. At Citicorp, he also held several other senior leadership positions, including Chief Executive Officer of Citibank Mexico and Division Head of Latin America. Mr. Lieberman served as a director at Computershare. He served 9 years as a trustee of the University of Connecticut Foundation and was a practicing C.P.A with Arthur Andersen. He received a B.S. from the University of Connecticut and attended New York University’s Graduate School of Business Administration. – Mr. Lieberman’s senior roles at AllianceBernstein and Fidelity Investments, premier investment and asset management firms, and his breadth and depth of experiences, including his finance and accounting expertise and career-long focus on risk management, enable him to provide important and valuable perspectives to the Board.

Director Bios ?Lawrence S. Olanoff, M.D., Ph.D. Director since 2006 – Dr. Olanoff, 60, served as Forest’s Chief Operating Officer from 2006 to 2010 and currently serves as Senior Scientific Advisor to the Company. From July 2005 to October 2006, Dr. Olanoff was President and Chief Executive Officer at Celsion Corporation, an oncology drug development company. He also served as Executive Vice President and Chief Scientific Officer of Forest from 1995 to 2005. Prior to joining Forest in 1995, Dr. Olanoff served as Senior Vice President of Clinical Research and Development at Sandoz Pharmaceutical Corporation (now a division of the Novartis Group) and at the Upjohn Company in a number of positions including Corporate Vice President of Clinical Development and Medical Affairs. Over his entire career, he was involved in 30 product approvals. In addition, he is currently an adjunct Assistant Professor and Special Advisor to the President for Corporate Affairs at the Medical University of South Carolina (MUSC), a Director Emeritus of the MUSC Foundation for Research Development, which is a non-profit foundation created to benefit the university, as well as the Chairman of the Board of Ariel Pharmaceuticals, Inc., a private, development-stage pharmaceutical company. He holds a Ph.D. in biomedical engineering and an M.D. degree from Case Western Reserve University. – Dr. Olanoff’s detailed knowledge of the pharmaceutical industry, his broad operational experience and research and development leadership over the course of his career at Forest, Sandoz and Upjohn, including with respect to thirty product approvals, and his service as a senior executive and intimate knowledge of Forest’s operations combine to make him an important asset to the Board. ?Lester B. Salans, M.D. Director since 1998 – Dr. Salans, 76, is a Clinical Professor and member of the Clinical Attending Staff of Internal Medicine at the Mount Sinai Medical School. Prior thereto, Dr. Salans was a senior executive at Sandoz Pharmaceutical Corporation (now a division of the Novartis Group). Dr. Salans is a former Director of the National Institutes of Arthritis, Diabetes, Digestive and Kidney Diseases of the National Institutes of Health. He was a Professor of Medicine and Dean of the Faculty of the Mt. Sinai Medical School and Senior Vice President of the Mt. Sinai Medical Center in New York. He served as Professor of Medicine and Director of the Division of Endocrinology at the Dartmouth Hitchcock Medical Center, Hanover, from 1968-1975. He also founded and is president of LBS Advisors, Inc., a consultancy serving several pharmaceutical and biotechnology companies, academic institutions, the National Institutes of Health and many investment firms. He serves on the board of directors of PharmaIN Corporation, a biopharmaceutical company. Dr. Salans earned a B.A. from University of Michigan and M.D. from University of Illinois. – Dr. Salans’ recognized leadership in the medical field, his varied positions in the pharmaceutical sector, and particular medical expertise in the fields of diabetes mellitus, obesity and endocrinology and clinical research experience bring valuable perspectives to the Board on research and development matters generally and with respect to the Company’s current and potential portfolio drugs within such indications. As a practicing physician in addition to his other roles, Dr. Salans bridges the gap between basic science and clinical medicine, enabling him to offer valuable insights to the Board.

Director Bios ?Brenton L. Saunders Director since 2011 – Mr. Saunders, 42, has been the Chief Executive Officer and President of Bausch + Lomb and a board director since March 2010. Previously, Mr. Saunders served as a senior executive with Schering-Plough from 2003 to 2010, most recently as President of Global Consumer Health Care. He also served as Head of Integration for both Schering-Plough’s merger with Merck & Co. and for its $16 billion acquisition of Organon BioSciences. Before joining Schering-Plough, Mr. Saunders was a Partner and Head of the Compliance Business Advisory Group at PricewaterhouseCoopers LLP from 2000 to 2003. Prior to that, he was Chief Risk Officer at Coventry Health Care between 1998 and 1999 and a co-founder of the Health Care Compliance Association in 1995. Mr. Saunders began his career as Chief Compliance Officer for the Thomas Jefferson University Health System. In addition to the Bausch + Lomb board, he serves on the boards of ElectroCore LLC and the Overlook Hospital Foundation. He is also the former Chairman of the New York chapter of the American Heart Association. Mr. Saunders was also recently named to the Federal Reserve Bank of New York’s Upstate New York Regional Advisory Board. He received a B.A. from the University of Pittsburgh, an M.B.A. from Temple University School of Business, and a J.D. from Temple University School of Law. – Mr. Saunders’ leadership experience as CEO of a global, branded healthcare company and deep pharmaceutical experience make him an asset to the Board. In addition to his other attributes, his 15 years of senior compliance experience and broad regulatory expertise at a number of different companies, including Bausch + Lomb and Schering-Plough, are particularly valuable. ?Peter J. Zimetbaum, M.D. Director since 2009 – Dr. Zimetbaum, 48, has served as Director of Clinical Cardiology at Beth Israel Deaconess Medical Center in Boston (BIDMC) since 2005 and is the Director of ECG and Arrhythmia Core Laboratory at the Harvard Clinical Research Institute. Additionally, since 2006, Dr. Zimetbaum has been an Associate Professor of Medicine at the Harvard Medical School (HMS), and he currently serves on the HMS Standing Committee on Conflicts of Interest. Dr. Zimetbaum received his M.D. degree from the Albert Einstein College of Medicine in 1990 and is board certified in both cardiovascular medicine and cardiovascular electrophysiology. – Dr. Zimetbaum’s extensive experience in the practice of medicine and clinical trials provides the Board and management with the perspectives of physicians and other healthcare providers who use the Company’s products and with insight into the clinical trial process. His expertise in cardiology, including the cardiovascular safety profile of products, is a valuable resource to the Board and management in analyzing and developing current and potential portfolio drugs. In addition, his service on Harvard Medical School’s conflict of interest committee provides the Company with important insights on the ethics of healthcare.

Important Additional Information & Forward Looking Information ?This document contains quotes and excerpts from certain previously published material. Consent of the author and publication has not been obtained to use the material as proxy soliciting material. Forward Looking ??Information – Except for the historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, and the risk factors listed from time to time in Forest Laboratories’ Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any subsequent SEC filings. ?Important Additional Information – Forest Laboratories, its directors, director nominees and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Forest shareholders in connection with the matters to be considered at Forest Laboratories’ 2012 Annual Meeting. Forest Laboratories has filed its definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation of proxies from Forest shareholders. FOREST SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of Forest's directors and executive officers in Forest stock, restricted stock and options is included in their SEC filings on Forms 3, 4 and 5, which can be found at the Company's website (www.frx.com) in the section "Investors." More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement. Information can also be found in Forest's Annual Report on Form 10-K for the year ended March 31, 2012, filed with the SEC on May 25, 2012. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Forest Laboratories with the SEC for no charge at the SEC's website at www.sec.gov. Copies are also available at no charge at Forest Laboratories' website at www.frx.com or by writing to Forest Laboratories at 909 Third Avenue, New York, New York 10022.

Important Additional Information ?Use of Non-GAAP Financial Information —Non-GAAP earnings per share information adjusted to exclude certain costs, expenses and other specified items as summarized in the table below. This information is intended to enhance an investor's overall understanding of the Company's past financial performance and prospects for the future. This information is not intended to be considered in isolation or as a substitute for earnings per share prepared in accordance with GAAP. FOREST LABORATORIES, INC. AND SUBSIDIARIES SUPPLEMENTAL FINANCIAL INFORMATION THREE MONTHS ENDED JUNE 30 2012 2011 Reported earnings per share: $0.21 $0.90 Specified items, per share, net of tax: Amortization arising from business combinations and acquisitions of product rights 0.07 0.03 Licensing payment to Blue Ash Therapeutics, LLC for azimilide 0.14 Adjusted Non-GAAP earnings per share: $0.28 $1.07